Exhibit 10.6

Certain information in this document, designated by [***], has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K under the Securities Act of 1933, as amended, because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

AMENDMENT TO THE MASTER SERVICES AGREEMENT AND THE BUILT-TO-SUIT AGREEMENT BETWEEN SUNRISE AND TOWERCO

THIS AGREEMENT is made on March 16th, 2021.

BETWEEN

(1)

SUNRISE COMMUNICATIONS AG, a company incorporated under the laws of Switzerland, with registered office at Thurgauerstrasse 101b in 8152 Glattpark (Opfikon), registered with company number CHE-103.209.608 (“Sunrise”).

and

(2)

SWISS TOWERS AG, a company incorporated under the laws of Switzerland, with registered office at Thurgauerstrasse 136 in 8152 Glattpark (Opfikon), registered with company number CHE-239.486.117 (“TowerCo”);

TowerCo and Sunrise herein collectively referred to as the “Parties” and each individually as a “Party”.

INTRODUCTION

A)

TowerCo and Sunrise signed a Master Services Agreement on July 19, 2017 (“MSA”), by virtue of which TowerCo renders specific services on its Infrastructure Network to Sunrise and by virtue of which Sunrise also committed to build a certain number of Sites to be included in said Infrastructure Network (“Order Commitment”). The Parties have further agreed on a Build-to-Suit Agreement, by virtue of which the Parties agreed on the detailed process of integration of newly built Sites into the Infrastructure Network (“BTS”).

B)

Sunrise and TowerCo agreed in a Bulk Transfer Agreement dated December 19th 2018 on the sale and transfer in accordance with art. 69 et seqq. Merger Act of [***] additional Radio Tower Sites and related Passive Wireless Infrastructure to TowerCo in order to become part of the TowerCo Infrastructure Network and have also partially amended the MSA and BTS to increase the above mentioned Order Commitment.

C)

The Parties understand, that MSA, BTS as well as all amendments thereto do not regulate the possibility of transfer of Small Cells. With this Agreement, the Parties intend to include Small Cells in all aforementioned agreements and clarify the handling of Small Cells and Small Cell Sites with regards to the Order Commitment and the fulfillment of MSA and BTS.

Therefore, and by virtue of the abovementioned

IT IS AGREED as follows:

1.	Definitions

The terms defined in § 1 MSA and in § 1 BTS shall have the same meaning in this Agreement, unless otherwise expressly stated herein.

2.	Principle of inclusion of Small Cells and Small Cell Sites in MSA and BTS

The Parties have specified in § 3 of the Amendment to MSA dated 19th of December 2018, that Sunrise may fulfil the additional Order Commitment agreed upon with Amendment of 19th of December 2018 by replacing a maximum of [***] Radio Tower Sites with Small Cells / DAS, whereby [***] Small Cells will equal [***].

The Parties extend this understanding to all provisions with economic effect. [***].

The Parties understand, that the integration of Small Cells in the MSA and BTS may create ambiguities, of which not all are adequately addressed in the present agreement. The Parties agree to use their very best to ensure an equitable solution that complies with the principles of cooperation.

All following provisions written and shall be interpreted with this principle in mind.

3.	Changes to the MSA

For the purpose of Sec. 2 above, the following changes and amendments shall be made to the MSA:

3.1 Inclusion of new Definition in §1.2 MSA, Sunrise’s Facilities

Small Cells are currently out of scope of the MSA. Therefore, a new definition shall be included, defining Small Cells and incorporating Small Cells into Sunrise’s Facilities:

“Small Cell shall mean a low powered radio access node (max. 6 Watt) that may be located in front or inside a building or on other street infrastructure, including ferntocells, picocells, microcells, metrocells and tunnels.”

3.2 Replacement of §31.2 MSA

The current §31.2, first paragraph shall be replaced by the following wording:

“In order to fulfill the Order Commitment as per §20.2, the Parties agree to include Sites consisting of a Small Cell only (“Small Cell Site”) in this Master Services Agreement.

For the inclusion of Small Cell Sites into this Master Services Agreement, the technical nature of Small Cells shall be taken into consideration, in particular with regards to technical specifications.

[***].”

For the avoidance of doubt, §31.2, second paragraph shall remain unchanged.

3.3 Insertion of a new Sec. 5.1 d) in Exhibit 6.2 MSA

The current regulation does not include Small Cell Sites. A new Sec. 5.1 d) to be inserted after 5.1 c) shall regulate all rules concerning the calculation of Service Fee for one Small Cell Site after transfer and inclusion into the MSA, in accordance with the principle set forth in Sec. 2 of this Agreement:

“The Fee of a Small Cell Site shall be of [***] of the sum of the Base Fee and Additional Fee of a Standard Site.”

3.4 Insertion of a new Sec. 5.2 a)bis in Exhibit 6.2 MSA

A new Sec. 5.2 a)bis to be inserted after 5.1 a) shall regulate all rules concerning the calculation [***], in accordance with the principle set forth in Sec. 2 of this Agreement:

[***]

3.5 Insertion of a new Sec. 5.2 f) in Exhibit 6.2 MSA

The current regulation shall be extended to include a separate calculation for Small Cell Sites with regards to the established Small Cell Reference Rent. A new Sec. 5.2 f) to be inserted after 5.1 e) shall regulate all rules concerning the calculation of Service Fee Adjustment for Small Cell after transfer and inclusion into the MSA, in accordance with the principle set forth in Sec. 2 of this Agreement:

“The same principle as described in Sec. 5.2 b) to e) shall take effect for Small Cell Sites. For ease of use the Parties shall [***].”

3.6 Exemplary list of impact of changes according to this Agreement

The Parties agree to name exemplary points that will be impacted by the principles of inclusion of Small Cells in the MSA. This list has solely exemplary character and bears no intent to be complete:

-	The [***] as of the time of conclusion of the MSA and before all MSA regulated changes thereto);
-	For the purpose of calculating the Respiration Rate as per §13.2 c) MSA, one Small Cell Site shall only be considered as [***];

-	The [***] of one Small Cell Site shall only amount to [***] of the [***] of a normal Radio Tower Site [***];
-	[***];
-	The Tenancy Ratio Threshold as per Sec. 15.1 in Exhibit 15 MSA shall take all Small Cells into consideration at the ratio of [***];
-	etc.

3.7 Considerations regarding Technical Specifications

The technical specifications are known to the Parties and shall be applied to all relevant Exhibits containing technical information mutatis mutandis.

4.	Changes to the BTS[1]

[***]

5.	Status quo of Small Cells

5.1 Clarification with regards to the commitment of [***]

The initial commitment of [***] nodes as per §31.2 MSA is considered to be fulfilled with the successful conclusion of transfer of the [***] Project, the [***] Project and the first [***] Small Cells.

Regardless of the fact that [***] Project and [***] project will count towards the commitment as per this §31.2 MSA, they shall not be transferred as Small Cell Sites as per this Agreement [***].

5.2 Transfer of 20 Small Cells Sites

The Parties intend to transfer a first batch of [***] Small Cells (can vary by [***]) as per 1st of January 2021.

6.	Further alignment for the purpose of this Agreement

If this Agreement causes any gaps, wrong references or unclarities in MSA or BTS, then such gap shall be completed, wrong reference be corrected or unclarity be interpreted in a way that comes closest to the economic principle and purpose, in particular Sec. 2 above, pursued by this Agreement in terms of subject matter, dimension, time, place or scope.

1 Changes described under this section 4 do not affect the Master Agreement for the Rendering of Services dated July 19, 2017 and entered into between Swiss Towers AG and Sunrise Communications AG, but only the Build-to-Suit Agreement dated July 19, 2017 and entered by these same parties, which is not considered material by the registrant.

7.	Miscellaneous

This Agreement shall enter into effect as of the time of signature.

This Agreement may be amended only in writing by an instrument signed by all Parties.

With all other regards the Parties shall adhere to the rules set forth in MSA and BTS.

EXECUTED by the Parties in two copies

/s/ Peter Seiler	/s/ David Schönberger
Signed by:
Peter Seiler	David Schönberger

For and on behalf of SWISS TOWERS AG

/s/ Jany Fruytier	/s/ Nadine Zollinger
Signed by:
Jany Fruytier	Nadine Zollinger

For and on behalf of SUNRISE COMMUNICATIONS AG